                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            ATRIX LABORATORIES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                                  [ATRIX LOGO]

                            ATRIX LABORATORIES, INC.

Dear Stockholder:

     On behalf of the Board of Directors, I invite you to attend the Annual Meeting of Shareholders of Atrix Laboratories, Inc. (the "Company") to be held on April 25, 1999 at 6:00 p.m. local time, at The Fort Collins Marriott, 350 East Horsetooth Road, Fort Collins, Colorado.

     At the meeting you are being asked (i) to elect directors, and (ii) to ratify the Board of Directors' selection of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1999.

     You are urged to vote your Proxy even if you currently plan to attend the Annual Meeting. Please remember to sign and date the Proxy card, otherwise, it is invalid. Returning your Proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     This has been an eventful year for our Company. At the meeting, we will review the Company's activities over the past year and its plans for the future. An opportunity will be provided for questions by stockholders. I hope you will be able to join us.

                                           Sincerely,
                                           [JOHN E. URHEIM SIGNATURE]
                                           John E. Urheim,
                                           Vice Chairman and Chief
                                           Executive Officer

March 26, 1999

                            ATRIX LABORATORIES, INC.
                              2579 MIDPOINT DRIVE
                          FORT COLLINS, COLORADO 80525
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 1999

                             ---------------------

TO THE STOCKHOLDERS OF ATRIX LABORATORIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Meeting") of Atrix Laboratories, Inc. (the "Company") will be held at The Fort Collins Marriott, 350 East Horsetooth Road, Fort Collins, Colorado 80525 on April 25, 1999 at 6:00 p.m. Fort Collins time, for the following purposes:

     1. To elect directors.

     2. To ratify the Board of Directors' selection of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1999.

     3. To transact such other business as may properly come before the Meeting and at any and all postponements, continuations or adjournments thereof.

     Only stockholders of record at the close of business on March 5, 1999 are entitled to notice of and to vote at the Meeting or any postponements, continuations and adjournments thereof.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Stockholders who attend the Meeting may revoke a prior proxy and vote their proxy in person as set forth in the Proxy Statement.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                                             By Order of the Board of Directors
                                             [JOHN E. URHEIM SIGNATURE]
                                             John E. Urheim,
                                             Vice Chairman and
                                             Chief Executive Officer

Fort Collins, Colorado
Dated: March 26, 1999

                            ATRIX LABORATORIES, INC.
                              2579 MIDPOINT DRIVE
                          FORT COLLINS, COLORADO 80525
                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 1999
                             ---------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Atrix Laboratories, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at The Fort Collins Marriott, 350 East Horsetooth Road, Fort Collins, Colorado, on April 25, 1999 at 6:00 p.m. Fort Collins time and at any postponements, continuations or adjournments thereof (collectively the "Meeting"). This Proxy Statement, the accompanying form of Proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's stockholders on or about March 26, 1999.

     All shares of the Company's $.001 par value common stock (the "Shares"), represented by properly executed Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the stockholder's name and must be received prior to the Meeting to be effective.

                                     VOTING

     Only holders of record of Shares at the close of business on March 5, 1999 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 11,415,075 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the stockholders at the Meeting. The presence, in person or by proxy, of holders of a majority of Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

     The election of each director nominee requires the affirmative vote of a plurality of the Shares cast in the election of directors. An affirmative vote of a majority of the votes cast at the Meeting is required to approve each other proposal being presented to the stockholders for their approval at the Meeting.

     Votes cast by proxy will be tabulated by an automated system administered by the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting. Abstentions, broker non-votes and Shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of Shares present and voting at the Meeting for purposes of obtaining a quorum. Each will be tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides for a board of directors made up of three classes. The members of each class serve three-year staggered terms with one class to be elected at each annual meeting. As provided in the Company's Bylaws, the Board has currently set the total number of directors at nine, with four directors in Class A, two directors in Class B and three directors in Class C. The current terms of the Class A and Class B directors expire at the Company's Annual Meeting of Shareholders for the years ended 1999 and 2000, respectively. The current term of the Class C directors expires at the Meeting.

     The Board has nominated Messrs. Stuart Campbell, C. Rodney O'Connor and Dr.
G. Lee Southard for election as Class C directors to serve for a three-year term expiring at the Annual Meeting of Shareholders for the year ended 2001 and until their successors are elected and qualified.

     Each director nominee is currently a Class C director. Each of the nominees has consented to be a nominee and to serve as a director if elected, and it is intended that the Shares represented by properly executed Proxies will be voted for the election of the nominees except where authority to so vote is withheld. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote for such substituted nominee or nominees, if any, as such persons shall determine in his or her discretion.

     Information is set forth below regarding the director nominees and the directors who will continue in office after the Meeting, including the name and age of each director and nominee, his principal occupation and business experience during the past five years and the commencement of his term as a director of the Company.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT MESSRS. H. STUART CAMPBELL AND C. RODNEY O'CONNOR AND DR. G. LEE SOUTHARD FOR ELECTION AS CLASS C DIRECTORS.

                             NOMINEES FOR ELECTION

                                      PRINCIPAL OCCUPATION OR EMPLOYMENT DURING          DIRECTOR
        NAME AND AGE                     PAST FIVE YEARS; OTHER DIRECTORSHIPS             SINCE
        ------------                  -----------------------------------------          --------
Dr. G. Lee Southard(1)           President of the Company from 1987 to 1998, Chief         1986
  (62)                           Scientific Officer of the Company from June 1993 to
                                 December 1998, and Chief Executive Officer from 1987
                                 to 1993. Dr. Southard also serves as a director of
                                 Mesa Laboratories, Inc. Dr. Southard received his
                                 Ph.D. in Organic Chemistry from the University of
                                 North Carolina at Chapel Hill.
C. Rodney O'Connor               Chairman and Chief Executive Officer of Cameron           1987
  (66)                           Associates, Inc., a financial communications firm,
                                 since 1976. Mr. O'Connor received a Masters Degree
                                 in Finance from the Wharton School of Finance.
H. Stuart Campbell(2)            Owner and Vice-President of Highland Packaging Labs,      1995
  (69)                           Inc., a specialty packaging company for the
                                 pharmaceutical industry, since 1983. Mr. Campbell
                                 also serves as a director for Biomatrix, Inc. and
                                 Mesa Laboratories, Inc. Mr. Campbell received a
                                 Bachelor of Science degree from Cornell University.

---------------

(1) Member of the Executive Committee

(2) Member of the Compensation Committee

         DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE MEETING

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT DURING         DIRECTOR
         NAME AND AGE                    PAST FIVE YEARS; OTHER DIRECTORSHIPS             SINCE
         ------------                  -----------------------------------------         --------
William C. O'Neil, Jr.(1)(2)**    Chairman of the Company, since 1994. Chairman of         1988
  (64)                            ClinTrials Research, Inc., a clinical research
                                  services company, from 1989 to 1998, President and
                                  Chief Executive Officer from 1989 to January 1998.
                                  Mr. O'Neil also serves as a director of American
                                  Healthcorp, Central Parking Systems, Sigma Aldrich
                                  Corp. and Advocat, Inc. Mr. O'Neil received a
                                  Bachelor of Arts degree from St. Bonaventure
                                  University and a Masters of Business Administration
                                  from Harvard University.
John E. Urheim(1)*                Vice Chairman and Chief Executive Officer of the         1993
  (58)                            Company since June 1993. Mr. Urheim received his
                                  Masters degree in Economics from the University of
                                  Iowa.
Dr. D. Walter Cohen(1)(3)*        Chancellor of the Medical College of Pennsylvania        1992
  (72)                            since 1993 and President of the Medical College of
                                  Pennsylvania from 1986 to 1993. Since 1950, Dr.
                                  Cohen has had a dental practice specializing in
                                  periodontics. Dr. Cohen also serves as a director
                                  of Crusader Bank of Philadelphia. Dr. Cohen
                                  received his DDS from the University of
                                  Pennsylvania School of Dentistry and served as its
                                  Dean from 1972 to 1983.
Dr. Jere E. Goyan(3)*             President and Chief Operating Officer of Alteon,         1986
  (67)                            Inc., a pharmaceutical company, from May 1993 to
                                  December 1998, and a member of the Board of
                                  Directors since 1993. Dr. Goyan is currently the
                                  President of Goyan & Hart Associates, a consulting
                                  company. Dr. Goyan was professor of Pharmacy and
                                  Pharmaceutical Chemistry at, and Dean of, the
                                  School of Pharmacy at the University of California,
                                  San Francisco, from 1965 and 1967, respectively, to
                                  1993, and currently serves as Emeritus Dean of the
                                  School of Pharmacy. Dr. Goyan also serves as a
                                  director of Emisphere Technologies, Penwest
                                  Pharmaceutical Co. and SciClone Pharmaceuticals,
                                  Inc. Dr. Goyan received his Ph.D. degree in
                                  Biochemistry from the University of California and
                                  was a former FDA Commissioner.
Dr. R. Bruce Merrifield(3)*       Professor at Rockefeller University since 1949 and       1986
  (77)                            associate editor for the International Journal of
                                  Peptide and Protein Research and a member of the
                                  Editorial Board of Analytical Biochemistry. Dr.
                                  Merrifield also serves as a director of Profile
                                  Diagnostic Sciences, Inc. Dr. Merrifield received
                                  his Ph.D. degree in Chemistry from the University
                                  of California, Los Angeles.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT DURING         DIRECTOR
         NAME AND AGE                    PAST FIVE YEARS; OTHER DIRECTORSHIPS             SINCE
         ------------                  -----------------------------------------         --------
David R. Bethune(2)**             President and Chief Operating Officer of IVAX            1995
  (58)                            Corporation, a pharmaceutical holding company, from
                                  1997 to 1998. Consultant to the pharmaceutical
                                  industry from 1996 to 1997. President and Chief
                                  Executive Officer of Aesgen, Inc., a generic
                                  pharmaceutical drug company, from 1995 to 1996.
                                  Group Vice President of American Cyanamid Company,
                                  a pharmaceutical company, from 1992 to 1995. Mr.
                                  Bethune also serves as a director of Female Health
                                  Co. Mr. Bethune received a Bachelors degree in
                                  Business from Lenoir Rhyne College.

---------------

(1) Member of the Executive Committee

(2) Member of the Compensation Committee

(3) Member of the Audit Committee

 *  Class A Director

**  Class B Director

BOARD MEETINGS

     During 1998 the Board met seven times. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board during 1998; and (ii) the total number of meetings held by all Committees of the Board on which he served during 1998.

COMMITTEES OF THE BOARD

     Executive Committee. The Board has an Executive Committee and during 1998 its members were Mr. O'Neil, Chairman of the Executive Committee, Mr. Urheim, and Drs. Southard and Cohen. The Executive Committee has the authority to conduct the business and affairs of the Company, except where action of the entire Board is specified by statute. The Executive Committee met once during 1998 and all members were in attendance.

     Audit Committee. The Board has an Audit Committee and during 1998 its members were Dr. Goyan, Chairman of the Audit Committee, and Drs. Merrifield and Cohen. The Audit Committee's duties include the following: (i) making recommendations to the Board as to the selection of the Company's independent auditors; (ii) reviewing the results of the annual audit of the Company with the independent auditors and appropriate management representatives; (iii) reviewing with the independent auditors such major accounting policies of the Company as are deemed appropriate for review by the Audit Committee; and (iv) reporting to the Board at each meeting of the full Board following a meeting of the Audit Committee concerning the Audit Committee's activities. The Audit Committee met one time during 1998 and Dr. Goyan missed the meeting.

     Compensation Committee. The Board has a Compensation Committee and during 1998 its members were Mr. Bethune, Chairman of the Compensation Committee, and Messrs. Campbell and O'Neil. The Compensation Committee performs the following duties: (i) considering and making recommendations to the Board with respect to the overall compensation policies of the Company; (ii) approving the compensation payable to all officers of the Company; (iii) reviewing proposed compensation of executives as provided in the Company's executive compensation plan; (iv) advising management on all other executive compensation matters as requested; (v) construing and interpreting the Company's Amended and Restated Performance Stock Option Plan (the "Stock Option Plan") and, subject to the express provisions of the Stock Option Plan, determining the persons to whom options are granted, the number of Shares subject to options, when options shall be granted, the exercise price of Shares subject to options, the time during which options shall be exercisable and the duration of the exercise period and other terms and provisions thereof; and (vi) reporting to the Board as and when appropriate with respect to all of the foregoing. The Compensation Committee met two times during 1998 and all members were present.

     The Board does not presently have a separate nominating committee, the function of which is performed by the Board as a whole.

EXECUTIVE OFFICERS

     Information is set forth below regarding the executive officers of the Company, including their age, principal occupation during the last five years and the date each first became an executive officer of the Company.

                                                                                         EXECUTIVE OFFICER
           NAME              AGE                PRESENT EXECUTIVE OFFICE                OF THE COMPANY SINCE
           ----              ---                ------------------------                --------------------
John E. Urheim               58    Vice Chairman and Chief Executive Officer since              1993
                                   June 1993.
Dr. Richard Jackson          59    Senior Vice President for Drug Delivery since                1998
                                   November 1998 and Senior Vice President of Research
                                   and Development of American Home Products from 1993
                                   to June 1998.
Dr. Richard L. Dunn          58    Senior Vice President, Drug Delivery Research since          1987
                                   1992 and Vice President, Research and Development
                                   from 1987 to 1992.
Dr. Charles P. Cox           46    Vice President, New Business Development since               1992
                                   January 1996 and Vice President, Product
                                   Development from September 1992 to January 1996.
Brian G. Richmond            47    Vice President, Finance since December 1997,                 1997
                                   Assistant Secretary since January 1997, Corporate
                                   Controller from January 1997 to November 1997 and
                                   Accounting Manager from 1991 to 1996.
Dr. J. Steven Garrett        54    Vice President, Clinical Research since April 1995.          1995
                                   Professor of Periodontics at Loma Linda University
                                   from 1986 to 1995 and in private practice
                                   specializing in periodontics since 1978.
Michael R. Duncan            36    Vice President, Manufacturing since October 1995.            1995
                                   Director of Production Operations and Packaging
                                   Manager for Geneva Pharmaceuticals, Inc. from
                                   October 1991 to October 1995.
Rees M. Orland               54    Vice President, Sales and Marketing since January            1996
                                   1996. Owner of RMO Consulting Group, a healthcare
                                   marketing consulting business, from October 1994 to
                                   January 1996. President and Chief Executive Officer
                                   of Unimed Pharmaceuticals from September 1993 to
                                   October 1994.
David Osborne                38    Vice President, Pharmaceutical Development since             1998
                                   November 1998. Vice President of Drug Delivery for
                                   Virotex Corporation from 1993 to November 1998.

                                                                                         EXECUTIVE OFFICER
           NAME              AGE                PRESENT EXECUTIVE OFFICE                OF THE COMPANY SINCE
           ----              ---                ------------------------                --------------------
Elaine M. Gazdeck            48    Vice President, Regulatory Affairs/Quality                   1996
                                   Assurance since June 1996, Director, Regulatory
                                   Affairs from May 1994 to May 1996 and Manager,
                                   Regulatory Affairs from May 1990 to April 1994.

     Officers serve at the discretion of the Board and are elected at the first meeting of the Board after each annual meeting of stockholders. There are no family relationships among any directors and executive officers of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation paid by the Company for each of the last three fiscal years to (i) the Company's Chief Executive Officer and (ii) the Company's other five most highly compensated executive officers whose total annual compensation exceeded $100,000 during 1998 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                 ANNUAL            ------------
                                                              COMPENSATION            AWARDS
                                                          ---------------------    ------------
                                                                                    SECURITIES
                                                                                    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                       YEAR    SALARY($)    BONUS($)     OPTIONS(#)     COMPENSATION($)
---------------------------                       ----    ---------    --------    ------------    ---------------
Mr. John E. Urheim,                               1998    $230,000     $58,000(2)     15,000           $3,863(1)
  Vice Chairman and CEO                           1997     215,000         -0-        17,000            3,475(1)
                                                  1996     204,000      15,000(2)      5,100            3,293(1)
Dr. G. Lee Southard,                              1998    $174,167     $40,000(2)        -0-           $4,489(1)
  President and Chief Scientific Officer          1997     170,000         -0-         8,000            4,684(1)
  (Retired December 1998)                         1996     158,025      15,000(2)      4,000            4,511(1)
Dr. J. Steven Garrett                             1998    $178,000     $40,000(2)      5,000           $4,620(1)
  Vice President, Clinical Research               1997     165,000         -0-        25,000            4,620(1)
                                                  1996     156,000      13,000(2)      3,900            2,118(1)
Mr. Rees M. Orland,                               1998    $160,000     $18,750(2)      7,500           $  -0-
  Vice President, Sales & Marketing               1997     160,000         -0-           -0-              -0-
                                                  1996     150,000      10,000(2)      3,800           25,628(3)
Dr. Charles P. Cox,                               1998    $145,000     $30,000(2)      7,500           $4,313(1)
  Vice President, New Business Development        1997     130,000     $   -0-        15,000            3,891(1)
                                                  1996     123,000      13,000(2)      3,100            3,676(1)
Dr. Richard L. Dunn,                              1998    $142,000     $30,000(2)      7,500           $4,251(1)
  Senior Vice President, Drug Delivery Research   1997     135,000     $   -0-        10,000            4,037(1)
                                                  1996     125,804      10,000(2)      3,200            3,768(1)

---------------

(1) Includes the Company's 50% matching contribution up to 6% of annual compensation under the Company's 401(k) Plan.

(2) Performance bonus.

(3) Mr. Orland received $25,628 in relocation reimbursement.

     The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of the executive officers, which cannot be precisely ascertained but which is the lesser of either (a) ten percent of the salary and bonus paid to each such executive officer or to the group, respectively, or (b) $50,000 or $50,000 times the number of individuals in the group, as the case may be, is not included in such table.

OPTION GRANTS TABLE

     The following table provides information relating to the grant of stock options to the Company's CEO and the Named Executive Officers during the fiscal year ended December 31, 1998 under the Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                         POTENTIAL
                                                                                                        REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF
                                                                                                        STOCK PRICE
                                                                                                     APPRECIATION FOR
                                                         INDIVIDUAL GRANTS                            OPTION TERM(1)
                                  ---------------------------------------------------------------    -----------------
                                    NUMBER OF       % OF TOTAL
                                   SECURITIES        OPTIONS
                                   UNDERLYING       GRANTED TO
                                     OPTIONS       EMPLOYEES IN    EXERCISE OR BASE    EXPIRATION
NAME                              GRANTED(#)(2)    FISCAL YEAR     PRICE ($/SH)(3)        DATE       5%($)     10%($)
----                              -------------    ------------    ----------------    ----------    ------    -------
Mr. John E. Urheim..............     15,000            3.7%            $10.125          11/13/08     95,513    242,050
Dr. G. Lee Southard.............          0             --                  --                --         --         --
Dr. J. Steven Garrett...........      7,500            1.8%            $10.125          11/13/08     47,757    121,025
Mr. Rees M. Orland..............      7,500            1.8%            $10.125          11/13/08     47,757    121,025
Dr. Charles P. Cox..............      7,500            1.8%            $10.125          11/13/08     47,757    121,025
Dr. Richard L. Dunn.............      7,500            1.8%            $10.125          11/13/08     47,757    121,025

---------------

(1) Potential realizable value is based on an assumption that the stock price of the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

(2) Vest and become exercisable at the rate of one-third on the first, second and third anniversaries of the grant date.

(3) All options were granted at the fair market value of the Shares on the date of grant based on the closing bid price for the Shares.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table provides information relating to the exercise of stock options during the year ended December 31, 1998 by the CEO and each of the Named Executive Officers and the 1998 fiscal year-end value of unexercised options.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                  NUMBER OF
                                                                                 UNEXERCISED      VALUE OF UNEXERCISED
                                                                                  OPTIONS AT      IN-THE-MONEY OPTIONS
                                                                                    FY-END             AT FY-END
                                                                                     (#)                 ($)(1)
                                           SHARES ACQUIRED                      --------------    --------------------
                                             ON EXERCISE      VALUE REALIZED     EXERCISABLE/         EXERCISABLE/
                  NAME                           (#)               ($)          UNEXERCISABLE        UNEXERCISABLE
                  ----                     ---------------    --------------    --------------    --------------------
Mr. John E. Urheim.......................         -0-            $    -0-       216,375/28,033           $91,443/$0
Dr. G. Lee Southard......................      60,000            $772,500         26,122/9,166           $12,994/$0
Dr. J. Steven Garrett....................         -0-            $    -0-        62,702/25,467          $110,701/$0
Mr. Rees M. Orland.......................         -0-            $    -0-        33,680/22,100      $43,275/$16,660
Dr. Charles P. Cox.......................         -0-            $    -0-        62,975/18,533          $123,713/$0
Dr. Richard L. Dunn......................         -0-            $    -0-         37,514/9,401           $64,470/$0

---------------

(1) Market value of underlying Shares is (i) fair market value at December 31, 1998 ($8.875 per share) less the option exercise price, multiplied by (ii) the number of Shares in the money.

EMPLOYMENT AGREEMENTS

     On June 4, 1993, the Company entered into an employment agreement with Mr. Urheim. Pursuant to the terms of the employment agreement, Mr. Urheim's duties are to act as Vice Chairman of the Board and Chief

Executive Officer. The employment agreement provides that Mr. Urheim receive a starting annual base salary of $175,000 (which at the discretion of the Board, upon recommendation by the Compensation Committee, may be increased annually). Mr. Urheim's agreement provides for severance pay at full salary and benefits until the earlier of one year from the date of termination or until re-employment; and, for the immediate vesting of all unvested options, in the case of termination other than for cause. Mr. Urheim's base salary was increased to $255,000 effective January 1, 1999.

     On April 17, 1995, the Company entered into an employment agreement with Dr. Garrett. Pursuant to the terms of the agreement, Dr. Garrett's duties are to act as Vice President of Dental Clinical Research. The employment agreement provides that Dr. Garrett receive a starting annual base salary of $150,000 (which at the discretion of the Board, upon recommendation by the Compensation Committee, may be increased annually). Dr. Garrett's agreement provides for severance pay at full salary and benefits until the earlier of one year from the date of termination or until re-employment; and, for the immediate vesting of all unvested options, in case of termination other than for cause. Dr. Garrett's base salary was increased to $190,000 effective January 1, 1999.

     On January 1, 1996, the Company entered into an employment agreement with Mr. Orland. Pursuant to the terms of the agreement, Mr. Orland's duties are to act as Vice President of Marketing and Sales. The employment agreement provides that Mr. Orland receive a starting annual base salary of $150,000 (which at the discretion of the Board, upon recommendation by the Compensation Committee, may be increased annually). Mr. Orland's agreement includes severance pay at full salary and benefits until the earlier of nine months from the date of termination or until re-employment; and, for the immediate vesting of all unvested options, in case of termination other than for cause. Mr. Orland's base salary was increased to $168,000 effective January 1, 1999.

COMPENSATION PURSUANT TO PLANS

     Stock Option Plans. The Company has two stock option plans under which options may currently be granted, the Stock Option Plan and a Non-Qualified Stock Option Plan ("NQSOP"). All employees and directors are eligible to receive options under the Stock Option Plan. The Company granted 235,347 options under the Stock Option Plan to directors or executive officers and an aggregate of 3,000 options to one Scientific Advisory Board member under the NQSOP during the year ended December 31, 1998.

     401(k) Plan. The Company maintains a defined contribution savings plan (the "401(k) Plan") to provide retirement income to employees of the Company, including all executive officers. All employees who are over 21 years of age are eligible to participate in the 401(k) Plan. It is funded by voluntary pre-tax contributions from employees up to a maximum amount equal to 17% of annual compensation up to $10,000 and by 50% matching contributions by the Company up to 6% of annual compensation. Employees who have completed one year of service are eligible for the 50% Company match. Participants are fully vested in all pre-tax, after-tax and matching contributions as soon as they are made.

     Employee Stock Purchase Plan. The Company maintains an employee stock purchase plan (the "ESPP") which provides eligible employees the opportunity to purchase shares of the Company's common stock through authorized payroll deductions at 85% of the average market price on the last day of each quarter. All employees who have completed six months of employment of 20 hours per week or greater are eligible to participate in the ESPP. This plan qualifies as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The total number of shares available for purchase under the ESPP is 300,000.

COMPENSATION OF DIRECTORS

     Directors' fees are paid only to non-employee directors for Board meetings attended at the rate of $1,500 per meeting ($2,000 per meeting attended for the Chairman of the Board), plus reimbursement of the directors' travel expenses relating to attendance at the meeting.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board is responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers. The Compensation Committee is currently comprised of three independent outside directors. The Compensation Committee meets at least once a year to review executive compensation policies, design of compensation programs, and individual salaries and awards for the executive officers based on performance criteria.

     Pursuant to the rules regarding disclosure of Company polices concerning executive compensation, this report is submitted by Messrs. Bethune, O'Neil and Campbell in their capacity as members of the Compensation Committee for the year ended December 31, 1998 and addresses the Company's compensation policies as they affected Mr. Urheim, the CEO, and the Company's other executive officers, including the Named Executive Officers.

EXECUTIVE COMPENSATION PHILOSOPHY

     The Company applies a consistent philosophy to compensation for all employees, including executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives.

     The goals of the executive compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the same principles applicable to compensation decisions for all employees of the Company and generally consists of two compensation elements: cash and equity. The process used by the Compensation Committee in determining executive officer compensation levels for each of these components takes into account both qualitative and quantitative factors. Among the factors considered by the Compensation Committee are the recommendations of the CEO with respect to the compensation of the Company's other key executive officers. However, the Compensation Committee makes the final compensation decisions concerning such officers.

     In making compensation decisions, the Compensation Committee considers compensation practices and financial performance of the Peer Group (as defined below). This information provides guidance to the Compensation Committee, but the Compensation Committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of Peer Group results. However, the Compensation Committee believes that compensation at or near the weighted average of the Peer Group for base salaries is generally appropriate for the Compensation Committee to use as a guideline for compensation decisions. The specified weighted averages are considered on both an absolute basis and a size-adjusted basis (i.e., reflecting compensation levels that are commensurate with the Company's size relative to the sizes of the Peer Group companies). Specific compensation for individual executive officers will vary from these levels as the result of other factors considered by the Compensation Committee unrelated to compensation practices of the Peer Group.

     The Peer Group is comprised of biotech and pharmaceutical companies that are among those entities who participate in an annual biotechnological survey (the "Survey") conducted by Radford Associates in conjunction with Aon Consulting Group. The 1998 Survey included information on 401 public and private companies from the group of 50-149 employees.

     The Compensation Committee does not believe that Internal Revenue Code
Section 162(m), which denies a deduction for compensation payments in excess of $1,000,000 to the CEO or a Named Executive Officer, is likely to be applicable to the Company in the near future but will reconsider the implication of Section 162(m) if and when it appears that the section may become applicable.

COMPENSATION ELEMENTS

     For the year ended December 31, 1998 the Company's executive compensation program included a base salary, grants of stock options, and a performance bonus.

     Base Salary. Salaries for executive officers are determined by evaluating subjectively the responsibilities of the position held and the experience and performance of the individual and comparing base salaries for comparable positions at Peer Group entities. Subject to an executive officer's individual performance, the Compensation Committee sets salaries at or about the median as reflected by such information. The Compensation Committee believes that such salaries were competitive within a range that the Compensation Committee believes to be reasonable and necessary to accomplish the Company's compensation objectives.

     In determining the base salaries for 1999, the Peer Group data was reviewed with the CEO for each executive position. In addition, the responsibility level of each position was reviewed, together with the executive officer's individual performance for the prior year and objectives for the current year. In addition, the Company's performance was compared to objectives for the prior year and performance targets for the current year. Based on these criteria, the CEO recommended to the Compensation Committee a percentage range increase to the base salary for the current year for each executive level position.

     In determining the CEO's base salary for 1999, the Compensation Committee reviewed Peer Group data from the Survey concerning the salary of chief executive officers at companies of similar size and in a similar industry. In addition, the Compensation Committee reviewed the CEO's performance during the previous year.

     Stock Options. The long-term incentive component of the CEO's and the executive officers' compensation is stock options. The Company believes that providing executive officers with opportunities to acquire significant equity positions in the Company and thus, the opportunity to share in its growth and prosperity, through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. Stock options represent a valuable portion of the compensation program for the Company's executive officers. The exercise price of stock options is the fair market value of the Shares on the date of the grant based on the closing bid price of the Shares on the date of grant, and will only provide a benefit if the value of the Shares increases. Grants of stock options to executive officers are made by the Compensation Committee upon the recommendation of the CEO and are based upon a review of Peer Group and the Company's relative size data within the 1998 Survey. Each executive officer's position is compared to grants of officers in similar positions. An evaluation of the executive officer's past and expected future performance, the number of outstanding and previously granted options, and discussions with the executive officer are also considered when granting options.

     Performance Bonus. The Compensation Committee awarded a bonus for the members of the executive management group based on the numerous corporate goals which were met during the 1998 calendar year. Peer group data indicated that over 70% of companies use a bonus plan to compensate executive level management in addition to base salary and stock options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In fiscal 1998, the members of the Compensation Committee were Messrs. David R. Bethune, William C. O'Neil, Jr. and H. Stuart Campbell. No member of the Compensation Committee was previously an officer or an employee of the Company or any of its subsidiaries.

     In fiscal 1996, Highland Packaging Labs, Inc. ("Highland"), of which Mr. Campbell, together with his wife, are the sole owners, entered into an agreement (the "Manufacturing Agreement") to manufacture a powder filling machine for the Company. Under the Manufacturing Agreement, Highland received a final payment of $34,045 in fiscal 1998. See "Certain Relationships and Related Transactions."

                                            COMPENSATION COMMITTEE

                                            David R. Bethune, Chairman
                                            William C. O'Neil, Jr.
                                            H. Stuart Campbell

                               PERFORMANCE GRAPH

     The graph and table below compare the total stockholder returns (assuming reinvestment of dividends) of the Shares, the Nasdaq Pharmaceutical Index and the Nasdaq Index. The graph assumes $100 invested on September 30, 1993 in the Shares and each of the indices. The stock price performance shown on the graph below is not necessarily indicative of the future price performance.

               Measurement Period                     Company            Nasdaq
             (Fiscal Year Covered)                     Index         Pharmaceutical     Nasdaq Total
9/30/93                                                     100.00            100.00            100.00
12/31/94                                                     86.79             81.87             99.67
12/31/95                                                    116.98            150.17            140.97
12/31/96                                                    162.26            150.63            173.36
12/31/97                                                    222.64            155.54            212.68
12/31/98                                                    133.96            199.10            298.97

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PRECEDING REPORT OF THE COMPENSATION COMMITTEE AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                                 PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board, upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 1999. Representatives of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the stockholders at the Meeting in order to ascertain the views of stockholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1999. Whether the proposal is approved or defeated, the Board may reconsider its selection.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of outstanding Shares as of the Record Date, by (i) each person who is known by the Company to own beneficially five percent or more of the outstanding Shares, (ii) each director of the Company, (iii) the CEO and each Named Executive Officer, and (iv) all directors and executive officers as a group.

                                                                 SHARES      PERCENT
                                                              BENEFICIALLY     OF
NAME                                                            OWNED(1)      CLASS
----                                                          ------------   -------
Mr. David R. Bethune........................................      18,666          *
Mr. H. Stuart Campbell......................................      18,780(2)       *
Dr. D. Walter Cohen.........................................      21,684          *
Dr. Charles P. Cox..........................................      62,975          *
Dr. Richard L. Dunn.........................................     109,630          *
Dr. J. Steven Garrett.......................................      64,622          *
Dr. Jere E. Goyan...........................................      74,249          *
Dr. R. Bruce Merrifield.....................................      71,666          *
Mr. C. Rodney O'Connor......................................      85,026          *
Mr. William C. O'Neil, Jr...................................     136,088(3)    1.13%
Mr. Rees M. Orland..........................................      36,680          *
Dr. G. Lee Southard.........................................     261,716       2.17%
Mr. John E. Urheim..........................................     241,375       2.00%
All executive officers and directors as a group (18
  persons)..................................................   1,330,810      11.05%

---------------

 *  Less than 1%

(1) Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security, or if the person has the right to acquire beneficial ownership within 60 days, unless otherwise indicated. The foregoing share amounts include the following number of Shares of the Company's common stock which may be acquired pursuant to stock options exercisable within 60 days of the Record Date: Mr. Bethune, 18,666 shares, Mr. Campbell, 18,666 shares; Dr. Cohen, 14,666 shares; Dr. Cox, 62,975 shares; Dr. Dunn, 37,514 shares; Dr. Garrett, 62,702 shares; Dr. Goyan, 6,666 shares; Dr. Merrifield, 6,666 shares; Mr. O'Connor, 12,026 shares; Mr. O'Neil, Jr., 20,000 shares; Mr. Orland, 33,680 shares; Dr. Southard, 26,122 shares; Mr. Urheim, 216,375 shares; and all executive officers and directors as a group, 626,477 shares.

(2) Includes 57 shares held by Mr. Campbell's wife. Mr. Campbell disclaims any beneficial interest in all Shares held by this wife.

(3) Includes 40,000 shares held by Mr. O'Neil's wife. Mr. O'Neil disclaims any beneficial interest in all Shares held by his wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder require the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with
(i) the Securities and Exchange Commission, (ii) the NASD, and (iii) the
Company.

     Based solely on its review of Section 16(a) forms received by it and written representations that no other reports were required, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors and ten-percent beneficial owners, were complied with, except as follows: on one occasion Dr. Osborne was inadvertently late in reporting a transaction on

Form 3, and Messrs. Cox, Duncan, Dunn, Garrett, Orland, Richmond, and Urheim and Ms. Gazdeck were each late in the reporting of one transaction each on Form 4.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company is a party to a manufacturing agreement (the "Manufacturing Agreement") with Highland Packaging Labs, Inc. ("Highland"), of which Mr. Campbell, a director of the Company, together with his wife, are the sole owners. Under the Manufacturing Agreement, Highland contracted with the Company to design and build a powder filling machine to fill syringes used with Doxycycline powder for several new products of the Company. The machine was completed and delivered to the Company in 1997. Periodic payments in 1996 and 1997, totaled $40,100 and $95,011, respectively. A final payment in the amount of $34,045 was paid in 1998. Highland established the price for this machine based on its costs plus ten percent.

                            SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of the enclosed form of Proxy, Notice of Annual Meeting and this Proxy Statement and any additional material relating to the Meeting which may be furnished to stockholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of stockholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                 ANNUAL REPORT

     The Annual Report of the Company for 1998 has been mailed to stockholders along with this Proxy Statement. THE COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON, SOLICITED HEREUNDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to Investor Relations, 2579 Midpoint Drive, Fort Collins, Colorado 80525.

                                 OTHER MATTERS

     The Company is not aware of any business to be presented for consideration at the Meeting, other than those specified in the Notice of Annual Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

     Any stockholder who intends to submit a proposal at the Annual Meeting of Shareholders for the year ended 1999 and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than November 25, 1999. Any stockholder proposal submitted with respect to the Company's Annual Meeting of Shareholders for the year ended 1999, which proposal is submitted outside the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely for purposes of Rule 14a-4 and Rule 14a-5 of the Securities Exchange Act of 1934 if notice of such proposal is received by the Company after February 10, 2000. Such proposal should be sent to the Corporate Secretary of the Company at 2579 Midpoint Drive, Fort Collins, Colorado 80525.

                      NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                            By Order of the Board of Directors
                                            [JOHN E. URHEIM]
                                            John E. Urheim
                                            Vice Chairman and
                                            Chief Executive Officer

Fort Collins, Colorado
March 26, 1999

--------------------------------------------------------------------------------

PROXY                       ATRIX LABORATORIES, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 1999
    The undersigned stockholder of Atrix Laboratories, Inc. hereby constitutes and appoints Desiree Calvelage and Brian G. Richmond and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.001 par value common stock held of record by the undersigned on March 5, 1999, and as fully as the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at The Fort Collins Marriott, 350 East Horsetooth Road, Fort Collins, Colorado on April 25, 1999 at 6:00 p.m. local time, and at any and all postponements, continuations and adjournments thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF PROPOSED NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY AND FOR EACH OTHER PROPOSAL.

1. Proposal to elect the following nominees to the Board of
   Directors:

             [ ]  FOR all nominees listed below                                [ ]  WITHHOLD AUTHORITY
          (except as marked to the contrary below)                        to vote all nominees listed below

      Mr. Stuart Campbell    Mr. C. Rodney O'Connor    Dr. G. Lee Southard

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:)

--------------------------------------------------------------------------------

2. Proposal for ratification of selection of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1999:
              [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. In the discretion of such proxies, upon such other business as may properly come before the Meeting or any and all postponements, continuations or adjournments thereof.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated March 26, 1999 and the Proxy Statement furnished therewith.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate.

                                                 Dated __________________ , 1999

                                                 -------------------------------
                                                      Authorized Signature

                                                 -------------------------------
                                                              Title

                                                 -------------------------------
                                                      Authorized Signature

                                                 -------------------------------
                                                              Title

                                                 Please mark boxes [X] in ink.
                                                 Sign, date and return this
                                                 Proxy Card promptly using the
                                                 enclosed envelope.

--------------------------------------------------------------------------------